EXHIBIT 10.41

                      AMENDMENT NO. 13 TO CREDIT AGREEMENT


                  THIS AMENDMENT NO. 13 TO CREDIT AGREEMENT (the "Amendment") dated as of March 11, 1997 by and among Mariner Health Group, Inc., a Delaware corporation (the "Borrower"), The Chase Manhattan Bank (as successor to Chemical
Bank), CoreStates Bank, N.A., Creditanstalt-Bankverein, First Union National Bank of North Carolina, Mellon Bank, N.A., NationsBank of Tennessee, N.A., PNC Bank, National Association and Toronto Dominion (New York), Inc. (collectively, the "Banks"), and PNC Bank, National Association, in its capacity as agent for the Banks (the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 18, 1994, as amended (the "Credit Agreement"), pursuant to which the Banks provided a $250,000,000 revolving credit facility to the Borrower; and

                  WHEREAS, the Borrower, the Banks and the Agent desire to amend the Credit Agreement as hereinafter provided.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1.        Definitions.

                   (a) Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

         2.        Amendment of Credit Agreement.

                   (a) Section 1.01 [Certain Definitions.] is hereby amended by deleting in its entirety the definition of "Adjusted Consolidated Net Income" and inserting in lieu thereof the following:

                       "Adjusted Consolidated Net Income shall mean for any period of determination an amount equal to the net income of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP, plus up to $826,000 of loss determined in accordance with GAAP attributable to the sale of the approximately 38,700 square foot office building located in Nashville, Tennessee during the fiscal quarter ending December 30,1996, plus the following expenses to the extent such expenses are deducted in computing such net income: (i) up to $9,230,000 of extraordinary, nonrecurring charges incurred by the Loan Parties in connection with the Convalescent Merger incurred in the following amounts during the following fiscal quarters: $757,000 during the fiscal quarter beginning January 1,





1995 and ending March 31, 1995; $8,410,000 during the fiscal quarter beginning April 1, 1995 and ending June 30, 1995; $54,000 during the fiscal quarter beginning July 1, 1995 and ending September 30, 1995; and $9,000 during the fiscal quarter beginning October 1, 1995 and ending December 31, 1995; (ii) up to $1,138,000 of extraordinary, nonrecurring deferred financing charges incurred by the Loan Parties in connection with the Fourth Amendment during the fiscal quarter beginning April 1, 1995 and ending June 30, 1995; (iii) up to $6,543,000 of extraordinary, nonrecurring charges incurred by the Loan Parties during the fiscal quarters beginning January 1, 1996 and ending June 30, 1996, in connection with one or more Permitted Acquisitions consummated during such period, including without limitation, in connection with the Convalescent
Merger; and (iv) such other extraordinary nonrecurring charges as approved by the Required Banks pursuant to Section 8.01(m)."

                   (b) Section 1.01 [Certain Definitions.] is hereby amended by deleting in its entirety the definition of "Consolidated Net Income" and inserting in lieu thereof the following:

                       "Consolidated Net Income shall mean for any period of determination an amount equal to the net income of the Borrower and its Restricted Subsidiaries for such period determined in accordance with GAAP, but without regard to net income attributable to Excluded Entities, plus up to $826,000 of loss determined in accordance with GAAP attributable to the sale of the approximately 38,700 square foot office building located in Nashville, Tennessee during the fiscal quarter ending December 30, 1996, plus the following expenses to the extent such expenses are deducted in computing such net income:
(i) up to $9,230,000 of extraordinary, nonrecurring charges incurred by the Loan Parties in connection with the Convalescent Merger incurred in the following amounts during the following fiscal quarters: $757,000 during the fiscal quarter beginning January 1, 1995 and ending March 31, 1995; $8,410,000 during the fiscal quarter beginning April 1, 1995 and ending June 30, 1995; $54,000 during the fiscal quarter beginning July 1, 1995 and ending September 30, 1995; and $9,000 during the fiscal quarter beginning October 1, 1995 and ending December 31, 1995; (ii) up to $1,138,000 of extraordinary, nonrecurring deferred financing charges incurred by the Loan Parties in connection with the Fourth Amendment during the fiscal quarter beginning April 1, 1995 and ending June 30, 1995; (iii) up to $6,543,000 of extraordinary, nonrecurring charges incurred by the Loan Parties during the fiscal quarters beginning January 1, 1996 and ending June 30, 1996, in connection with one or more Permitted Acquisitions consummated during such period, including without limitation, in connection with the Convalescent Merger; and (iv) such other extraordinary nonrecurring charges as approved by the Required Banks pursuant to Section 8.01(m)."

                   (c) Section 1.01 [Certain Definitions.] is hereby amended by inserting after the definition of "Subsidiary", the following new definition of "Thirteenth Amendment Effective Date":

                       "Thirteenth Amendment Effective Date shall mean March 11, 1997, the effective date of Amendment No. 13 to this Agreement."

                   (d) Section 2.01 [Revolving Credit Commitments; Limitation on Borrowings.] is hereby amended by deleting in its entirety subsection (c) [Limitation on Borrowings.] thereof and inserting in lieu thereof the following:

                       "(c) Limitation on Borrowings. Notwithstanding the provisions of Sections 2.01(a) and 2.01(b) of this Agreement, the outstanding principal amount of Revolving Credit Loans to the Borrower shall not exceed at any time an amount such that after giving effect to such borrowings, the ratio of (i) Total Indebtedness to (ii) Consolidated Cash Flow from Operations exceeds: (A) 3.75 to 1.0 from and including the Convalescent Merger Effective
Date through but not including the  Subordinated  Indebtedness  Incurrence Date;
(B) 4.5 to 1.0 from the Subordinated Indebtedness Incurrence Date through but not including the Allegis Acquisition Effective Date; (C) 5.25 to 1.0 from the Allegis Acquisition Effective Date through and including June 30, 1997; (D) 5.00 to 1.0 from July 1, 1997 through and including December 31, 1997; (E) 4.75 to
1.0 from January 1, 1998 through and  including  March 31, 1998;  and (F) 4.5 to
1.0 from April 1, 1998 and thereafter.

                       For purposes of such ratio, the amount determined under clause (i) shall be as of the date of determination and the amount determined under clause (ii) shall be for the twelve-month period ending on the last day of the month which precedes such date of determination.

                       Notwithstanding the provisions of this subsection (c), at no time shall the outstanding principal amount of proceeds of Revolving Credit Loans made to the Borrower which are used by the Borrower or any Subsidiary of the Borrower to, directly or indirectly, make an investment in or loan to Ansonia, exceed Two Million Dollars ($2,000,000). Notwithstanding the provisions of this subsection (c), at no time shall proceeds of Revolving Credit Loans be used by the Borrower or any Subsidiary of the Borrower to, directly or indirectly, make an investment in or loan to Pinnacle Rehab of Gwinnette or Pinancle's Kansas Joint Venture. Notwithstanding the provisions of this subsection (c), until all required governmental licenses and approvals have been obtained from governmental regulatory authorities for the operation of Regency Nursing and Rehabilitation Center located in Olathe, Kansas, by Regency Health Properties VI, Ltd., no proceeds of Revolving Credit Loans shall be used by the Borrower or any Subsidiary of the Borrower to, directly or indirectly, make an investment in or loan to Regency Health Properties VI, Ltd."

                   (e) Section 8.01 [Affirmative Covenants.] is hereby amended by deleting in its entirety subsection (m) [Approval of Financial Statements in Permitted Acquisitions; Notice of Permitted Acquisition.] thereof and inserting in lieu thereof the following:

                       "(m)  Approval  of  Financial   Statements  in  Permitted
Acquisitions; Notice of Permitted Acquisition.

                             (i) Approval of Financial Statements.  The Borrower
shall deliver to the Banks a certificate in the form of Exhibit 8.01(m)(i) hereof (the "Acquisition Approval Certificate") before making a Permitted Acquisition if they desire that the cash flow of the business to be acquired during periods prior to the acquisition shall be included when they compute Cash Flow from Operations under this Agreement. The Borrower shall attach to such Acquisition Approval Certificate copies of the historical financial statements of the business to be acquired including the annual and interim balance sheets and income statements for at least three (3) fiscal years prior to the Permitted Acquisition and pro forma statements which shall include a combined balance sheet as of the acquisition date and cash flow statements for the preceding year. The pro forma statements shall set forth: (1) Consolidated Cash Flow from Operations of the Loan Parties and the acquired business, adjusted in accordance with clause (A) of the definition of Consolidated Cash Flow from Operations, for the Acquisition Income Reporting Period in connection with such Permitted Acquisition, and (2) Total Indebtedness on the date of the Permitted Acquisition after giving effect to the acquisition and the Loans to be made on such date, and (3) the ratio of the amount in clause (2) to the amount in clause (1), which ratio shall not exceed (A) 3.75 to 1.0 from and including the Convalescent Merger Effective Date through but not including the Subordinated Indebtedness Incurrence Date; (B) 4.5 to 1.0 from the Subordinated Indebtedness Incurrence Date through but not including the Allegis Acquisition Effective Date; (C) 5.25 to 1.0 from the Allegis Acquisition Effective Date through and including June 30, 1997; (D) 5.00 to 1.0 from July 1, 1997 through and including December 31, 1997; (E) 4.75 to 1.0 from January 1, 1998 through and including March 31, 1998; and (F) 4.5 to 1.0 from April 1, 1998 and thereafter. The Acquisition Approval Certificate shall confirm the accuracy of the foregoing computations and that, after giving effect to the Permitted Acquisition and the Loans made on the date thereof, no Event of Default shall exist and the Loan Parties shall be in compliance with all of their covenants hereunder, assuming, for purposes of Borrower's financial covenants, that all items of income, expense and cash flow are reported for the Acquisition Income Reporting Period and that all balance sheet items (such as Indebtedness) are measured on the date of such Permitted Acquisition. The Loan Parties may make the Permitted Acquisition prior to receiving the Required Banks' approval of Borrower's Acquisition Approval Certificate with respect thereto; provided that the Loan Parties may not, until they have received such approval, include the cash flow of the business to be acquired for periods prior to the acquisition in their net income when they compute Consolidated Cash Flow from Operations. The Banks shall use their best efforts to respond to the Borrower's request for approval of each Acquisition Approval Certificate within two (2) Business Days following the Banks' receipt of such certificate and shall not unreasonably withhold or delay such approval. The Borrower may request that extraordinary, nonrecurring expenses under GAAP incurred in connection with such Permitted Acquisition be excluded from the Consolidated Net Income of the Loan Parties and from the net income of the business to be acquired when they compute Consolidated Cash Flow from Operations pursuant to clause (1) above. Examples of such expenses include, without limitation, transaction costs, debt prepayments and similar charges, brokers' fees, attorneys' fees and accountants' fees. The foregoing expenses shall be excluded from net income in such computations of Consolidated Cash Flow from Operations if the Required Banks agree in writing to such request.

                             (ii)  Notice.  The  Borrower  shall  deliver to the
Banks a notice in the form of Exhibit 8.01(m)(ii) (the "Acquisition Notice Certificate") at least two (2) Business Days before making any Permitted
Acquisition except for: (1) a Permitted Acquisition described in Section 8.01(m)(i) with respect to which the Borrower is delivering an Acquisition Approval Certificate, or (2) a Permitted Acquisition if the Purchase Price in connection therewith is less than $2,500,000. The Acquisition Notice Certificate shall set forth the ratio of
(1) Consolidated Cash Flow From Operations (excluding the cash flow of the acquired business) for the Acquisition Income Reporting Period in connection with such Permitted Acquisition, and (2) Total Indebtedness on the date of the Permitted Acquisition after giving effect to the acquisition and the Loans to be made on such date, which ratio shall not exceed (A) 3.75 to 1.0 from and including the Convalescent Merger Effective Date through but not including the Subordinated Indebtedness Incurrence Date; (B) 4.5 to 1.0 from the Subordinated Indebtedness Incurrence Date through but not including the Allegis Acquisition Effective Date; (C) 5.25 to 1.0 from the Allegis Acquisition Effective Date through and including June 30, 1997; (D) 5.00 to 1.0 from July 1, 1997 through and including December 31, 1997; (E) 4.75 to 1.0 from January 1, 1998 through and including March 31, 1998; and (F) 4.5 to 1.0 from April 1, 1998 and thereafter. The Acquisition Notice Certificate also shall confirm that, after giving effect to the Permitted Acquisition and the Loans made on the date thereof, no Event of Default shall exist and the Loan Parties shall be in compliance with all of their covenants hereunder, assuming, for purposes of Borrower's financial covenants, that all items of income, expense and cash flow are reported for the Acquisition Income Reporting Period and that all balance sheet items (such as Indebtedness) are measured on the date of such Permitted Acquisition.

                             (iii) Additional  Information.  With respect to any
Acquisition Approval Certificate or Acquisition Notice Certificate, the Borrower shall provide to the Banks, as the Banks may reasonably request detailed calculations and information supporting the financial calculations therein and the financial statements attached thereto."

                   (f) Section 8.01 [Affirmative Covenants.] is hereby amended by deleting in its entirety subsection (o) [Westbury Associates, Ltd.] thereof and inserting in lieu thereof the following:

                       "(o) Westbury  Associates,  Ltd.  Borrower  shall,  on or
before  December  31,  1997,  cause  Westbury  Associates,   Ltd.  to  become  a
wholly-owned Subsidiary of Borrower."

                   (g) Section 8.02 [Negative Covenants.] is hereby amended by deleting clause (iv) of subsection (d) [Loans and Investments.] thereof and inserting the following in lieu thereof:

                       "(iv) Restricted Investments not to exceed in the aggregate for the Borrower and the other Loan Parties Fifty Million Dollars ($50,000,000) outstanding at any time; provided that (i) the Excluded Entity in which the Restricted Investment is made is engaged in a business which is ancillary and related to the business of the Loan Parties; (ii) the Loan Party making a Restricted Investment is either a shareholder, member or partner of the Excluded Entity in which a Restricted Investment is made; (iii) the stock, equity interests in a limited liability company or partnership interests owned by a Loan Party in the Excluded Entity in which a Restricted Investment is made are pledged to the Agent on a first priority basis for the benefit of the Banks;
(iv) to the extent that any Excluded Entity incurs Indebtedness payable to any person other than a Loan Party (the "Third Party Lender") in excess of $5,000,000, prior to incurring such Indebtedness, the Borrower shall cause the Third Party Lender to enter into an intercreditor agreement with the Agent on behalf of the Banks, in form and substance satisfactory to the Agent in its sole discretion with respect to the Indebtedness of such Excluded Entity payable to the Third Party Lender and any Indebtedness of such Excluded Entity payable to either the Banks or any Loan Party; and (v) to the extent that any individual Restricted Investment exceeds $7,500,000 or any series of related Restricted Investments in the aggregate exceed $7,500,000, prior to making any such Restricted Investment, the Borrower shall have obtained the written approval of the Required Banks; and"

                   (h) Section 8.02 [Negative Covenants.] is hereby amended by deleting subsection (e) [Dividends and Related Distributions.] thereof and inserting the following in lieu thereof:

                             "(e)  Dividends  and  Related  Distributions.   The
Borrower shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of their respective shares of capital stock or partnership interests, as the case may be, or on account of the purchase, redemption, retirement or acquisition of their respective shares of capital stock (or warrants, options or rights therefor) or partnership interests, as the case may be, except (i) dividends or distributions in respect of a partnership interest payable by any Subsidiary to the Borrower, (ii) dividends payable by the Borrower solely in shares of capital stock of the Borrower, and (iii) up to $500,000 of distributions per year payable in the aggregate by the Subsidiaries of the Borrower which are limited liability companies or partnerships to non
Affiliate members of such limited liability companies or non Affiliate limited partners of such partnerships, so long as after giving effect thereto no Event of Default or Potential Default has occurred and is continuing. Notwithstanding the foregoing, the Borrower may purchase or redeem its stock up to an aggregate of $15 million of such stock for the period of the Thirteenth Amendment Effective Date through June 30, 1997, up to an aggregate of $20 million
(including in such aggregate amount all purchases or redemptions in prior periods) of such stock for the period of the Thirteenth Amendment Effective Date through September 30, 1997, and up to an aggregate of $25 million (including in such aggregate amount all purchases or redemptions in prior periods) of such stock for the period of the Thirteenth Amendment Effective Date through December 30, 1997, provided that, after giving effect to each such purchase or redemption, no Potential Default or Event of Default has occurred and is continuing and, without limiting the generality of the foregoing, that: (x) after giving effect to each such purchase or redemption the Borrower is in compliance (and the Borrower demonstrates such compliance to the Agent in detail satisfactory to the Agent) with the Minimum Net Worth covenant set forth in
Section 8.02(t); and (y) after giving effect to each such purchase or redemption the ratio of Total Indebtedness to Consolidated Cash Flow from Operations does not exceed 4.85 to 1.0 (and the Borrower demonstrates such compliance to the Agent in detail satisfactory to the Agent). For purposes of clause (y) in the preceding sentence, Total Indebtedness shall be calculated as of each date of determination (after giving effect to each purchase or redemption of the Borrower's stock) and Consolidated Cash Flow from Operations shall be calculated as of each date of determination (after giving effect to each purchase or redemption of the Borrower's stock) for the four fiscal quarters then ended."

                   (i) Section 8.02 [Negative Covenants.] is hereby amended by deleting the first paragraph of subsection (f) [Liquidations, Mergers, Consolidations, Acquisitions.] thereof and inserting the following in lieu thereof:

                             "(f)   Liquidations,    Mergers,    Consolidations,
Acquisitions. The Borrower shall not, and shall not permit any of the other Loan Parties to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other person, provided that (i) any wholly-owned Subsidiary may consolidate or merge into the Borrower or any other wholly-owned Subsidiary; (ii) a Subsidiary that is not a Material Subsidiary may be dissolved, liquidated or wound up provided that from the date of this Agreement through the Expiration Date, the total assets of the non-Material Subsidiaries which so dissolve, liquidate or wind up shall not exceed $25,000,000 in the aggregate; (iii) the Borrower or a Restricted
Subsidiary of the Borrower may acquire all of the capital stock of another corporation so long as (u) the Purchase Price for such acquisition shall not exceed $75,000,000, (v) the aggregate Purchase Price for such acquisition together with all previous acquisitions permitted under clauses (iii) and (iv) of this Section 8.02(f) shall not exceed $70,000,000 during the fiscal year ending December 31, 1995 or $200,000,000 during any fiscal year commencing after December 31, 1995 (subject to the provisions of this paragraph and the second paragraph of this Section 8.02(f) below), (w) such acquired corporation, simultaneous with the acquisition thereof by a Loan Party, executes and delivers to the Agent for the benefit of the Banks a Guaranty Agreement and a Pledge Agreement substantially in the form of Exhibits 1.01(G) and 1.01(P), respectively, and also delivers to the Agent such opinions of counsel and other documents in connection therewith as the Agent may reasonably request, (x) all of the issued and outstanding capital stock of such acquired corporation owned by a Loan Party is pledged to the Agent for the benefit of the Banks pursuant to a Pledge Agreement substantially in the form of Exhibit 1.01(P) hereto, (y) after giving effect to such proposed acquisition, no Event of Default shall have occurred and be continuing, and (z) after giving effect to such proposed acquisition (and without limiting the generality of the preceding clause
(iii)(y)),  the Borrower is in compliance  with the Leverage  Ratio set forth in
Section  8.02(r)  and the  Borrower  demonstrates  such  compliance  pursuant to
Section 8.01(m) (if Section 8.01(m) requires such demonstration of compliance); and (iv) the Borrower or any Restricted Subsidiary may merge or consolidate with, or acquire all or substantially all of the assets of another person so long as (w) the Purchase Price for such acquisition, merger or consolidation shall not exceed $75,000,000, (x) the aggregate Purchase Price for such acquisition together with all previous acquisitions permitted under clauses
(iii) and (iv) of this Section 8.02(f) shall not exceed $70,000,000 during the fiscal year ending December 31, 1995 or $200,000,000 during any fiscal year commencing after December 31, 1995 (subject to the provisions of this paragraph and the second paragraph of this Section 8.02(f) below), (y) after giving effect to such proposed acquisition, merger or consolidation, no Event of Default shall have occurred and be continuing, and (z) after giving effect to such proposed acquisition, merger or consolidation, the Borrower is in compliance with the Leverage Ratio set forth in Section 8.02(r) and the Borrower demonstrates such compliance pursuant to Section 8.01(m) (if Section 8.01(m) requires such demonstration of compliance). The Purchase Price paid in connection with the Convalescent Merger shall be excluded from the computation of the dollar limitations on the Purchase Price permitted to be paid in connection with the mergers or other acquisitions contained in clauses (iii)(u) and (v) and (iv)(w) and (x) above. The Purchase Price paid in connection with the MedRehab Merger shall be excluded from the computation of the dollar limitations on the Purchase Price permitted to be paid in connection with the mergers or other acquisitions contained in clauses (iii)(u) and (v) and (iv)(w) and (x) above. The Purchase Prices paid in connection with the Regency Merger and the Allegis Acquisition shall be included in the computation of the dollar limitations on the Purchase Price permitted to be paid in connection with mergers or other acquisitions contained in clauses (iii)(u) and (v) and (iv)(w) and (x) above. For purposes of the preceding clauses (iii)(z) and (iv)(z), the Leverage Ratio set forth in
Section 8.02(r) shall be calculated as follows: (i) Total Indebtedness shall be determined as of the date of the proposed acquisition, after giving effect thereto, and (ii) Consolidated Cash Flow from Operations shall be calculated for the twelve-month period ending on the last day of the fiscal quarter of the Borrower which precedes such date of acquisition."

                   (j) Section 8.02 [Negative Covenants.] is hereby amended by deleting subsection (p) [Capital Expenditures and Leases.] thereof in its entirety and inserting the following in lieu thereof:

                             "(p) Capital  Expenditures and Leases. The Borrower
shall not, and shall not permit any of its Subsidiaries to make any payments on account of the purchase of any assets which if purchased would constitute fixed assets or on account of the lease of any assets which if leased would constitute a capital lease, in the aggregate exceeding: (i) $11,100,000 during the fiscal year of January 1, 1995 through December 31, 1995; (ii) $30,000,000 during the fiscal year of January 1, 1996 through December 31, 1996; (iii) $82,000,000 during the fiscal year of January 1, 1997 through December 31, 1997; and (iv)
$50,000,000 in each fiscal year thereafter, and all such purchases of fixed assets or payments pursuant to such capital leases shall be made under usual and customary terms and in the ordinary course of business."

                   (k) Section 8.02 [Negative Covenants.] is hereby amended by deleting subsection (r) [Maximum Leverage Ratio.] thereof in its entirety and inserting the following in lieu thereof:

                             "(r) Maximum Leverage Ratio. The Borrower shall not
at any time permit the ratio of Total Indebtedness to Consolidated Cash Flow from Operations to exceed (A) 3.0 to 1.0 from the Fourth Amendment Effective Date through but not including the Convalescent Merger Effective Date; (B) 3.75 to 1.0 from and including the Convalescent Merger Effective Date through but not including the Subordinated Indebtedness Incurrence Date; (C) 4.5 to 1.0 from the Subordinated Indebtedness Incurrence Date through but not including the Allegis Acquisition Effective Date; (D) 5.25 to 1.0 from the Allegis Acquisition Effective Date through and including June 30, 1997; (E) 5.00 to 1.0 from July 1, 1997 through and including December 31, 1997; (F) 4.75 to 1.0 from January 1, 1998 through and including March 31, 1998; and (G) 4.5 to 1.0 from April 1, 1998 and thereafter. For purposes of this Section 8.02(r), Total Indebtedness shall be calculated as of each date of determination and Consolidated Cash Flow from Operations shall be calculated as of each date of determination for the four fiscal quarters then ended."

                   (l) The following schedule to the Credit Agreement is hereby amended and restated to read as set forth on the schedule attached hereto bearing the same numerical reference and name as the original schedule:

      Schedule 6.01(a) and (c)           Qualifications    to    do    Business,
                                         Subsidiaries and Excluded Entities

      Schedule 6.01 (bb)                 Regency Facilities  Indebtedness;  Lien
                                         Releases;   Intercreditor   Agreements;
                                         Non-Disturbance Agreements; Consents to
                                         Leasehold Mortgages and Second Liens

      Schedule 6.01(cc) Allegis Facilities Indebtedness; Lien Releases; Intercreditor Agreements;
                                         Non-Disturbance Agreements; Consents to
                                         Leasehold Mortgages and Second Liens

                   (m) Each of the following exhibits to the Credit Agreement is hereby amended and restated to read as set forth on the exhibit attached hereto bearing the same numerical reference as the original exhibit:

      Exhibit 2.05                       Revolving Credit Loan Request
      Exhibit 8.01(m)(i)                 Acquisition Approval Certificate
      Exhibit 8.01(m)(ii)                Acquisition Notice Certificate
      Exhibit 8.03(d)(3)                 Compliance   Certificate   for  Quarter
                                         Ending 9/30/96 and Thereafter

         3. Conditions of Effectiveness of This Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

                   (a) Representations and Warranties; No Defaults. The representations and warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), the Borrower shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist and there shall be delivered to the Agent for the benefit of each Bank a certificate of an Authorized Officer of the Borrower dated as of the date hereof certifying as to each of the foregoing.

                   (b) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Bank a certificate dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

                             (i)  all  action   taken  by  such  Loan  Party  in
connection with this Amendment and the other Loan Documents;

                             (ii)  the  names  of  the   officer   or   officers
authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this Section 3 and the true signatures of such officer or officers and, in the case of the Borrower, specifying the Authorized Officers permitted to act on behalf of the Borrower for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                             (iii)  copies  of  its  organizational   documents,
including its certificate of incorporation and bylaws if it is a corporation and its certificate of partnership and partnership agreement if it is a partnership, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each of the Loan Parties in each state where organized; provided that each of the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents, certify that the organizational documents which it previously delivered remain in effect and have not been amended.

                   (c) Opinions of Counsel. There shall be delivered to the Agent for the benefit of each Bank a written opinion dated the date hereof of Testa, Hurwitz & Thibeault, counsel for the Loan Parties, in form and substance satisfactory to the Agent.

                   (d) Fees and Expenses. The Borrower shall pay or cause to be paid to the Agent for itself and for the account of the Banks to the extent not previously paid all fees accrued through the date hereof and the costs and expenses of the Agent and the Banks including, without limitation, fees of the Agent's counsel in connection with this Amendment.

                   (e) Acknowledgment. Each of the Loan Parties, other than the Borrower, shall have executed the Confirmation of Guaranty in the form attached hereto as Exhibit 1 hereto.

                    (f) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent. Further, the Agent shall have received counterpart signature pages to this Amendment duly executed by each Loan Party, the Agent and each Bank.

         4. Completion of Outstanding Items. On or before March 31, 1997, the Borrower shall have completed the outstanding conditions to the effectiveness of Amendment Nos. 1 through 12 to the Credit Agreement and delivered to the Agent for the benefit of the Banks evidence of the same satisfactory to the Agent, in its sole discretion, it being expressly agreed that satisfaction of such outstanding conditions has not been waived by the Banks.

         5.        Amendment to Certain Other Loan Documents.

                   (a) Schedule 1 to that certain Guaranty Agreement made by each Subsidiary of the Borrower party thereto, for the benefit of the Banks, dated as of May 18, 1994, as amended, is hereby amended and restated to read as set forth on the Schedule attached hereto bearing the same numerical reference and name.

                   (b) Schedule A to each of the following Pledge Agreements is hereby amended and restated to read as set forth on the schedule attached hereto bearing the same name:

                             (i) Schedule A to the Pledge Agreement  (Borrower),
dated as of May 18, 1994, as amended, by the Borrower, as pledgor, in favor of the Agent;

                             (ii)   Schedule   A   to   the   Pledge   Agreement
(Subsidiaries Pledging Stock), dated as of May 18, 1994, as amended, among certain Subsidiaries of the Borrower, as pledgor, in favor of the Agent;

                             (iii) Schedule A to the Amended and Restated Pledge
Agreement (Subsidiaries Pledging Partnership Interests) dated as of June 1, 1996, as amended, among certain Subsidiaries of the Borrower, as pledgor, in favor of the Agent; and

                             (iv)   Schedule   A   to   the   Pledge   Agreement
(Subsidiaries Pledging Limited Liability Company Interests), dated as of October 3, 1996, among certain Subsidiaries of the Borower, as pledgor, in favor of the Agent.

         6. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

         7. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                              [INTENTIONALLY BLANK]

                   [SIGNATURE PAGE 1 OF 2 TO AMENDMENT NO. 13]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                            MARINER HEALTH GROUP, INC.


                                            By:
                                                  -------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

                                            PNC BANK, NATIONAL ASSOCIATION,
                                            individually and as Agent


                                            By:
                                                  -------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

                                            THE CHASE MANHATTAN BANK (as
                                            successor to Chemical Bank)


                                            By:
                                                  -------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

                                            CORESTATES BANK, N.A.


                                            By:
                                                  -------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

                                            CREDITANSTALT - BANKVEREIN


                                            By:
                                                  -------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

                                            By:
                                                  -------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------






                   [SIGNATURE PAGE 2 OF 2 TO AMENDMENT NO. 13]

                                            FIRST UNION NATIONAL BANK OF
                                            NORTH CAROLINA


                                            By:
                                                  -------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

                                            MELLON BANK, N.A.


                                            By:
                                                  -------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

                                            NATIONSBANK OF TENNESSEE, N.A.


                                            By:
                                                  -------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

                                            TORONTO DOMINION (NEW YORK), INC.


                                            By:
                                                  -------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------









                                    EXHIBIT 1


                                              ________________, 1997

To:              Mariner Health Group, Inc.
                 and each of its subsidiaries

Reference is made to that certain Credit Agreement, dated as of May 18, 1994, as amended (the "Credit Agreement"), by and among Mariner Health Group, Inc., a Delaware corporation, the Banks party thereto and PNC Bank, National Association ("Agent"). All terms used herein unless otherwise defined herein shall have the meanings as set forth in the Credit Agreement.

The Borrower, the Banks and the Agent have entered into that certain Amendment No. 13 to the Credit Agreement, dated as of the date hereof (the "Amendment No. 13"), a copy of which has been delivered to each Loan Party.

This agreement will confirm that each Loan Party has read and understands Amendment No. 13. Each Loan Party hereby ratifies and confirms each of the Loan Documents to which it is a party by signing below as indicated, including without limitation each Guaranty Agreement and each Pledge Agreement to which it is a party, including, without limitation, all schedules thereto, as amended by Amendment No. 13.

                                            Very truly yours,

                                            PNC BANK, NATIONAL ASSOCIATION,
                                            as Agent


                                            By:
                                               ------------------------------





                               [SIGNATURE PAGE TO
                            CONFIRMATION OF GUARANTY
                          DATED _______________, 1997]



Intending to be legally bound hereby, the undersigned have accepted and agreed to the foregoing as of the date and year first above written.

MARINER  HEALTH  GROUP,  INC.  and  each
Subsidiary    thereof    which    is   a
corporation  and  which is  listed  as a
"Company"  on  Schedule  6.01(c)  of the
Credit Agreement both for itself and, if
applicable,  as general  partner of each
Subsidiary of Mariner Health Group, Inc.
which  is a  partnership  and  which  is
listed  as  a   "Company"   on  Schedule
6.01(c).



By:
   ----------------------------------
Title:
      -------------------------------
of each of the foregoing corporations